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                                                                  EXHIBIT 1.1

                          HCA - THE HEALTHCARE COMPANY

                             UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS
                                (DEBT SECURITIES)

                                                              September 14, 2000

         From time to time, HCA - THE HEALTHCARE COMPANY (f/k/a Columbia/HCA Healthcare Corporation), a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Debt Securities and has filed with, or shall promptly hereafter file with, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 or Rule 434 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement, and also includes any registration statement registering securities covered by the Basic Prospectus pursuant to Rule 429 of the Securities Act. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, together with the Basic Prospectus. As used herein, the terms "Registration Statement," "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Registration Statement or the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The term "Contract Securities" means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than the Contract Securities.


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         1.       REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Company has filed such amendments to the Registration Statement as may have been required to the date of the Underwriting Agreement. There are no contracts or other documents that are required to be (i) filed as exhibits to, or incorporated by reference in, the Registration Statement under the Securities Act that have not been filed as exhibits to, or incorporated by reference in, the Registration Statement, or (ii) summarized in the Prospectus that are not so summarized or are not adequately summarized. The financial statements (including the related notes and supporting schedules) included in the Registration Statement and the preliminary prospectus or the Prospectus, or incorporated by reference therein, present fairly, in accordance with generally accepted accounting principles the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

         (b) At the time the Registration Statement or any amendment thereto becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act is filed, and at all times subsequent thereto and including the Closing Date, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement, any documents incorporated by reference in the Registration Statement and the Prospectus, and any amendments thereof and supplements thereto, comply or will comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the respective rules and regulations thereunder and will contain all statements that are required to be stated therein in accordance with the Securities Act and the rules and regulations thereunder, and do not or will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and no event will have occurred that should have been set forth in an amendment or supplement to the Registration Statement, or any document incorporated by reference in the Registration Statement or Prospectus that has not been set forth in such an amendment, supplement or document incorporated by reference. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Offered Securities or any amendment thereto or pursuant to Rule 424(b) of the Regulations) and when any amendment thereof or supplement thereto, including any document incorporated by reference therein, was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact


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required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection, however, with respect to (i) any statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee. The documents incorporated by reference in the Registration Statement and the Prospectus, when they were first filed with the Commission, complied in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder.

         (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries (as hereinafter defined), taken as a whole.

         (d) Each direct and indirect subsidiary of the Company (the "Corporate Subsidiaries"), which is a "Significant Subsidiary" within the meaning of the rules and regulations under the Securities Act (the "Material Corporate Subsidiaries"), has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

         (e) Each of the partnerships owned or controlled, directly or indirectly, by the Company (the "Partnerships," and together with the Corporate Subsidiaries, the "Subsidiaries"), which is a "Significant Subsidiary" within the meaning of the rules and regulations under the Securities Act (the "Material Partnerships" and, together with the Material Corporate Subsidiaries, the "Material Subsidiaries"), has been duly formed and is validly existing under the laws of its jurisdiction of formation and has the partnership power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

         (f) This Agreement has been duly authorized, executed and delivered by the Company.


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         (g)      The Indenture complies as to form in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (h) The Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         (i) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of the Underwriters' Securities, or (B) by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of the Company, in each case enforceable against the Company in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

         (j) The execution, delivery and performance by the Company of this Agreement, the Delayed Delivery Contracts, the Indenture, the Offered Securities and any other material agreement to be entered into in conjunction with the Offering (collectively, the "Transaction Documents"), the issuance, authentication, sale and delivery of the Offered Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any of its Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for such breach, violation or default which would not, either individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, any statute or any judgment, order, decree, rule or regulation of any court, arbitrator or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except such violations which would not, either individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole; and no consent, approval, authorization or order of, or filing or registration with, any such court, arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the


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execution, delivery and performance by the Company of each of the Transaction
Documents, the issuance, authentication, sale and delivery of the Offered Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date and (ii) as may be required to be obtained or made under the Securities Act and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters. The Commission has not issued any order preventing or suspending the use of any preliminary prospectus. Each Transaction Document conforms in all material respects to the description thereof contained in the Prospectus.

         (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus or in any document incorporated by reference in the Registration Statement or Prospectus.

         (l) There are no pending actions, suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject which (A) except as disclosed in the Prospectus, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and no such proceedings (other than, with respect to matters set forth in clause (A), those that are disclosed in the Prospectus) are threatened or contemplated by governmental authorities or threatened by others.

         (m) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         (n) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

         (o) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and


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its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

         (p) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

         (q) All of the outstanding shares of capital stock of each Material Corporate Subsidiary and all of the outstanding interests of each Material Partnership of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

         (r) The Company has full right, power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken.

         (s) Ernst & Young, LLP are independent certified public accountants with respect to the Company and its Subsidiaries as required by the Securities Act and the Rules and Regulations. The historical financial statements (including the related notes and supporting schedules) contained or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted); such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby and fairly present the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated; and the financial information contained or incorporated by reference in the Registration Statement and the Prospectus are derived from the accounting records of the Company and its Subsidiaries and fairly present the information purported to be shown thereby. The pro forma financial information contained or incorporated by reference in the Registration Statement and the Prospectus has been prepared on a basis consistent with the historical financial statements contained or incorporated by reference in the Prospectus (except for the pro forma adjustments specified therein), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Exchange Act to reflect the transactions described in the Prospectus, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Prospectus and the Transaction Documents. The other historical financial and statistical information and data included or incorporated by reference in the Prospectus are, in all material respects, fairly presented.


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         (t)      No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Offered Securities or suspends the sale of the Offered Securities in any jurisdiction; no injunction, restraining order or order of any nature by any federal or state court of competent jurisdiction has been issued with respect to the Company or any of its Subsidiaries which would prevent or suspend the issuance or sale of the Offered Securities or the use of the preliminary prospectus or the Prospectus in any jurisdiction; no action, suit or proceeding is pending against or, to the reasonable best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to draw into question the validity or enforceability of any of the Transaction Documents.

         (u) Neither the Company nor any of its Subsidiaries is (i) in violation of its certificate of incorporation or bylaws, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except in the case of (i), with respect to such Subsidiaries, (ii) and (iii) for such defaults or violations which would not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         (v) The Company and each of its Subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole, and neither the Company nor any of its Subsidiaries has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course, except for such revocations, modifications or failures to renew which would not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         2. DELAYED DELIVERY CONTRACTS. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors of the types set forth in the Prospectus that are approved by the Company. On the Closing Date, the Company will pay to the Managers as compensation for the accounts of the Underwriters the commission set forth in the


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Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

         If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Managers determine that such reduction shall be applied in other proportions and so advise the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

         3. PUBLIC OFFERING. The Company is advised by the Managers that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Managers' judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

         4. PURCHASE AND DELIVERY. Payment for the Underwriters' Securities shall be made by wire transfer to the Company in same-day funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Managers for the respective accounts of the several Underwriters of the Underwriters' Securities, registered in such names and in such denominations as the Managers shall request in writing not less than two business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

         5. CONDITIONS TO CLOSING. The several obligations of the Underwriters hereunder are subject to the accuracy, on and as of the date of the Underwriting Agreement and the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company and its officers made in any certificates delivered pursuant hereto, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

         (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

              (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or


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operations, of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendment or supplement thereto on or after the date hereof), that is material and adverse and that makes it, in the judgment of the Managers, impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         (b) The Managers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date. The officer signing and delivering such certificate may rely upon the reasonable best of his knowledge as to proceedings threatened.

         (c) The Managers shall have received on the Closing Date an opinion of Robert A. Waterman, General Counsel of the Company, or of other counsel to the Company acceptable to the Managers, dated the Closing Date, to the effect that:

                  (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                  (ii) each Material Corporate Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                  (iii) each Material Partnership has been duly formed and is validly existing under the laws of its jurisdiction of formation and has the partnership power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole;

                  (iv) this Agreement has been duly authorized, executed and delivered by the Company;


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                  (v)         the Indenture complies as to form in all material
respects with the requirements of the Trust Indenture Act and the rules and regulations thereunder;

                  (vi) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (vii) the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (viii) the Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement, in the case of Underwriters' Securities, or (B) by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, in each case enforceable against the Company in accordance with their respective terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (2) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (ix) the execution, delivery and performance by the Company of the Transaction Documents, the issuance, authentication, sale and delivery of the Offered Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any of its Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for such breach, violation or default which would not, either individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole, nor will such actions result in any violation of
(1) the provisions of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries or (2) any statute or, to the knowledge of such counsel, any judgment, order, decree, rule or regulation of any court or arbitrator or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except in the case of clauses (1) and (2), such violations which would not, either individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole;


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and no consent, approval, authorization or order of, or filing or registration with, any such court or arbitrator or governmental agency or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance, authentication, sale and delivery of the Offered Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, registrations or qualifications (A) which shall have been obtained or made prior to the Closing Date and (B) as may be required to be obtained or made under the Securities Act, and applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters;

                  (x) each Transaction Document conforms in all material respects to the description thereof contained in the Prospectus;

                  (xi) the statements (A) in the Prospectus under the captions "Description of the Debt Securities" and "Plan of Distribution," (B) in the Registration Statement under Item 15, (C) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (D) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                  (xii) to the knowledge of such counsel, there are no pending actions or suits or judicial, arbitral, rule-making, administrative or other proceedings to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject which (A) except as disclosed in the Prospectus, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or (B) questions the validity or enforceability of any of the Transaction Documents or any action taken or to be taken pursuant thereto; and to the knowledge of such counsel, no such proceedings (other than, with respect to matters set forth in clause (A), those that are disclosed in the Prospectus) are threatened in writing by governmental authorities;

                  (xiii) the Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                  (xiv) all of the outstanding shares of capital stock of each Material Corporate Subsidiary and all of the outstanding interests of each Material Partnership of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party;

                  (xv) the Company has full right, power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly taken;

                  (xvi) to the knowledge of such counsel, neither the Company nor any of its Subsidiaries is (A) in violation of its certificate of incorporation or bylaws, or (B) in default, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any material agreement or instrument filed as an exhibit to its periodic reports with the Commission since the end of the Company's most recent fiscal year, except as disclosed in the Prospectus, in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except that in the case of (A) and (B), for such defaults or violations that would not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                  (xvii) such counsel is of the opinion that (A) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (B) the Registration Statement and Prospectus (except for financial statements and schedules as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and

                  (xviii) the Registration Statement was declared effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein; and no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceeding for that purpose is pending or threatened by the Commission.

         In addition, such counsel shall state his belief that (1) each part of the Registration Statement (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to and statements of the underwriters), when such part became effective did not, and, as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) the Prospectus (except for financial statements and schedules as to which such counsel need not express any belief), at the time it was filed pursuant to Rule 424(b) did not, and as of the date such opinion is delivered does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that his belief is based upon his participation in the preparation of the Registration Statement and Prospectus, any amendments or supplements thereto and any documents incorporated therein by reference, his consultation with other officers of the Company who have participated in the preparation of the Registration Statement and Prospectus, any amendments or supplements thereto and any documents incorporated therein by reference and upon his review and discussion of the contents thereof, but are without independent check or verification, except as specified.

         (d) The Managers shall have received on the Closing Date an opinion of Jenkens & Gilchrist, a Professional Corporation, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (iv), (v), (vi), (viii), (xi) (but only as to the statements in the Prospectus under "Description of Debt Securities" and "Plan of Distribution"), (xvii) (B) of subsection (c) above and (xviii).

         In addition, such counsel shall state its belief that (1) each part of the Registration Statement (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to), when such part became effective did not, and, as of the date such opinion is delivered, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) the Prospectus (except for financial statements and schedules as to which such counsel need not express any belief) as of the date such opinion is delivered does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that its belief is based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and upon its review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified. The opinion of counsel to the Company described in subsection (c) above shall be rendered to Underwriter's counsel at the request of the Company and shall so state therein.

         (e) The Managers shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Managers, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

         6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

         (a) To furnish the Managers, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Managers may reasonably request.

         (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Managers a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Managers reasonably object.

         (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law or in order for the Prospectus not to contain a misstatement or omission, forthwith to prepare, and, subject to Section 6(b), file with the Commission and furnish, at its own expense, to the Underwriters, the dealers (whose names and addresses the Managers will furnish to the Company) to which Offered Securities may have been sold by the Managers on behalf of the Underwriters and any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading, or so that the Prospectus, as amended or supplemented, will comply with applicable law.

         (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Managers shall reasonably request and to maintain such qualification for as long as the Managers shall reasonably request.

         (e) To make generally available to its security holders and to the Managers as soon as practicable an earnings statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earnings statement shall be made available not later than 120 days after the close of the period covered thereby and in all other cases shall be made available not later than 60 days after the close of the period covered thereby.

         (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Managers.

         (g) Whether or not any sale of Offered Securities is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities, (iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities requested of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, and of this Agreement, (vi) any fees charged by rating agencies for the rating of the Offered Securities and (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

         (h) To use its best efforts to cause any amendment to the Registration Statement to become effective as promptly as possible and to notify the Managers immediately (i) when any amendments to the Registration Statement become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus before or after the effective date of the Registration Statement to which the Managers shall reasonably object in writing after being timely furnished in advance a copy thereof.

         (i) The Company will apply the proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus and will take such steps as shall be necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act, and the rules and regulations thereunder.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use therein; provided, however, that the indemnity agreement contained in this paragraph (a) with respect to a preliminary prospectus or amended preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages and liabilities purchased the Offered Securities which are the subject thereof, if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus (excluding the documents incorporated by reference therein) to such person in connection with the confirmation of the sale of such Offered Securities to such person and the untrue statement in or omission from such preliminary prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company with Section 6(a).

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Managers expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto (including any omission or alleged omission to include with such information a material fact required to be stated therein or necessary to make the statements therein not misleading).

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and shall pay the fees and disbursements of such counsel related to such proceeding; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party within a reasonable time after receiving notice of the commencement of the action. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Managers, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d)      To the extent the indemnification provided for in paragraph
(a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate public offering price of the Offered Securities, in each case as set forth in the table on the cover of the Prospectus Supplement. The relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

         (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         8. TERMINATION. This Agreement shall be subject to termination, by notice given by the Managers to the Company, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, individually or together with any other such event, makes it, in the judgment of the Managers, impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

         9. DEFAULTING UNDERWRITERS. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Managers may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided, however, that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Managers and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case that does not result in termination of this Agreement, either the Managers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities.

         10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company, its officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 and delivery of and payment for the Offered Securities.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. COUNTERPARTS. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                   SCHEDULE I

                            DELAYED DELIVERY CONTRACT

                                                             _____________, 20__

Dear Sirs:

         The undersigned hereby agrees to purchase from HCA - THE HEALTHCARE COMPANY (f/k/a Columbia/HCA Healthcare Corporation), a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned, the Company's securities described in SCHEDULE A annexed hereto (the "Securities"), offered by the Company's Prospectus dated _______________, ____ and Prospectus Supplement dated _____________, ____, the receipt of copies of which by the undersigned is hereby acknowledged, at a purchase price stated in SCHEDULE A, and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

         The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in SCHEDULE A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

         Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of ____________, New York, N.Y., at 10:00 a.m. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters named in the Prospectus Supplement referred to above (the "Underwriters") of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         Failure to take delivery of and make payment for the Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this Agreement.

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above-written, between the Company and the undersigned when such counterpart is so mailed or delivered.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    Yours very truly,


                                    --------------------------------------------
                                    (Purchaser)


                                    By:
                                        ----------------------------------------

                                    --------------------------------------------
                                    (Title)

                                    --------------------------------------------

                                    --------------------------------------------
                                    (Address)
Accepted:

HCA - THE HEALTHCARE COMPANY


By:
    ------------------------------

Print Name:
            ----------------------

Title:
       ---------------------------

                PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING

         The name, telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                                 Telephone No.
        Name                 (Including Area Code)            Department
        ----                 ---------------------            ----------

   ---------------              ---------------             --------------

                                   SCHEDULE A

SECURITIES:

PRINCIPAL AMOUNTS OR NUMBERS TO BE PURCHASED:

PURCHASE PRICE:

DELIVERY DATES: